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PROSPECTUS SUPPLEMENT


NORTHERN FUNDS -- MONEY MARKET FUNDS
SUPPLEMENT DATED NOVEMBER 17, 2006 TO PROSPECTUS DATED JULY 31, 2006


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For the CALIFORNIA MUNICIPAL MONEY MARKET FUND, the following replaces the third paragraph under "Principal Investment Strategies and Risks" on page 4 of the
Prospectus:

As of November 1, 2006, the Fund began limiting its investments in alternative minimum tax ("AMT") obligations (also known as "private activity bonds"), so that the Fund ordinarily will not invest in such obligations except during temporary defensive periods or when non-AMT obligations are unavailable. AMT obligations pay interest that may be treated as an item of tax preference to shareholders under the federal alternative minimum tax. To the extent that the Fund invests in AMT obligations, a significant portion of the Fund's dividends may be subject to federal income tax for shareholders subject to AMT. As of this date, the Fund also began reducing the amount of AMT obligations currently held in its portfolio to the maximum extent possible. The Fund will implement this change in investment policy with respect to AMT obligations throughout the next nine months, and it expects to be in compliance with its new policy by July 31, 2007.

For the MUNICIPAL MONEY MARKET FUND, the following replaces the second paragraph under "Principal Investment Strategies and Risks" on page 6 of the Prospectus:

Except in extraordinary circumstances, at least 80% of the Fund's net assets will be invested in debt instruments that pay interest that is exempt from regular federal income tax. As of November 1, 2006, the Fund began limiting its investments in alternative minimum tax ("AMT") obligations (also known as "private activity bonds"), so that the Fund ordinarily will not invest in such obligations except during temporary defensive periods or when non-AMT obligations are unavailable. AMT obligations pay interest that may be treated as an item of tax preference to shareholders under the federal alternative minimum tax. To the extent that the Fund invests in AMT obligations, a significant portion of the Fund's dividends may be subject to federal income tax for shareholders subject to AMT. As of this date, the Fund also began reducing the amount of AMT obligations currently held in its portfolio to the maximum extent possible. The Fund will implement this change in investment policy with respect to AMT obligations throughout the next nine months, and it expects to be in compliance with its new policy by July 31, 2007.

The following replaces the second paragraph under "Fund Management" on page 22 of the Prospectus:

Effective November 1, 2006, the management team leader for the MONEY MARKET FUND is Peter Yi, Second Vice President of Northern Trust. Since joining Northern Trust in July 2000, Mr. Yi has been an investment risk analyst and managed short-term taxable fixed income investments.



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                                                            MM SPT 1106
                                     50 South LaSalle
                                     P.O. Box 75986
                                     Chicago, Illinois 60675-5986
                                     800/595-9111
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